UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 16, 2024

Liberty Global Ltd.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-35961	98-1750381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
(Address of Principal Executive Office)

+1.303.220.6600
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A common shares	LBTYA	Nasdaq Global Select Market
Class B common shares	LBTYB	Nasdaq Global Select Market
Class C common shares	LBTYK	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 OTHER EVENTS

On February 16, 2024, Liberty Global issued a press release (the Spin Press Release) announcing its intent to distribute 100% of Sunrise GmbH (Sunrise) to Liberty Global’s shareholders (the Spin Transaction). The full text of the Spin Press Release, attached hereto as Exhibit 99.1, is incorporated herein by reference. Additionally, on the same day, Liberty Global held its quarterly earnings call (the Earnings Call). During the Earnings Call, Liberty Global’s Chief Executive Officer, Michael T. Fries, discussed the Spin Transaction. A copy of the relevant portions of the Earnings Call presentation and the associated transcript are attached hereto as Exhibit 99.2 and Exhibit 99.3, respectively, and incorporated herein by reference. Finally, on the same day, Liberty Global’s Chief Executive Officer, Michael T. Fries, sent an email to all Liberty Global employees providing an update on the Spin Transaction (the Employee Email). A copy of the relevant portions of the Employee Email is attached hereto as Exhibit 99.4 and incorporated herein by reference.

The Spin Transaction is subject to customary conditions, including final approval by Liberty Global’s board of directors, the U.S. Securities and Exchange Commission declaring effective a registration statement with respect to the shares to be distributed to Liberty Global’s shareholders, approval of the Spin Transaction by Liberty Global’s shareholders and satisfaction of certain other conditions.

No Offer to Sell or Solicit

This communication is not an offer to sell or a solicitation of offers to purchase or subscribe for shares or a solicitation of any vote or approval. This document is not a prospectus within the meaning of the Swiss Financial Services Act and not a prospectus under any other applicable laws. Copies of this document may not be sent to, distributed in or sent from jurisdictions in which this is barred or prohibited by law. The information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy, in any jurisdiction in which such offer or solicitation would be unlawful prior to registration, exemption from registration or qualification under the securities laws of any jurisdiction and there shall be no sale of securities in any such jurisdiction.

This announcement is only addressed to and directed at specific addresses who: (A) if in member states of the European Economic Area (the EEA) are people who are “qualified investors” within the meaning of Article 2(e) of Regulation (EU) 2017/1129 (as amended) (the Prospectus Regulation) (Qualified Investors); and (B) if in the U.K., are “qualified investors” within the meaning of Article 2(e) of the UK version of the Prospectus Regulation as it forms part of domestic law in the U.K. by virtue of the European Union (Withdrawal) Act 2018 (the UK Prospectus Regulation) who are: (i) persons having professional experience in matters relating to investments who fall within the definition of “investment professionals” in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the Order); or (ii) high net worth entities falling within Article 49(2)(a) to (d) of the Order; or (C) are other persons to whom an invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (as amended)) in connection with the sale of any securities of the Company or any member of its group may otherwise lawfully be communicated or caused to be communicated (all such persons referred to in (B) and (C) being Relevant Persons). This announcement must not be acted on or relied on (i) in the U.K., by persons who are not Relevant Persons and (ii) in any member state of the EEA by persons who are not Qualified Investors. Any investment activity to which this announcement relates (i) in the U.K. is available only to, any may be engaged in only with, Relevant Persons; and (ii) in any member state of the EEA is available only to, and may be engaged only with, Qualified Investors.

This communication is an advertisement for the purposes of the Prospectus Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (as amended) and underlying legislation. It is not a prospectus. A copy of any prospectus published by the Company will, if approved and published, be made available for inspection on the issuer’s website at www.libertyglobal.com subject to certain access restrictions.

Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

In connection with the Spin Transaction, a registration statement on Form F-4 that will include a preliminary proxy statement (the Proxy Statement/Prospectus) will be filed and mailed to the Liberty Global shareholders. LIBERTY GLOBAL SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED SPIN TRANSACTION THAT LIBERTY GLOBAL AND SUNRISE WILL FILE WITH THE SECURITIES AND EXCHANGE COMMISSION

WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE SPIN TRANSACTION. Liberty Global shareholders and investors may obtain free copies of the Proxy Statement/Prospectus and other relevant materials (when they become available) and other documents filed by Liberty Global and Sunrise at the SEC’s website at www.sec.gov. Copies of the Proxy Statement/Prospectus (and other relevant materials when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting Liberty Global’s Investor Relations at ir@libertyglobal.com or +1 (303) 220-6600.

Participants in the Solicitation

Liberty Global and its directors, executive officers and certain employees, may be deemed, under rules of the SEC, to be participants in the solicitation of proxies in respect of the proposed Spin Transaction. Information regarding Liberty Global’s directors and executive officers is set forth in Liberty Global’s filings with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus and other relevant materials to be filed with the SEC (when they become available). These documents can be obtained free of charge from the sources indicated above.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Spin Transaction, the listing of the Sunrise shares for trading on the SIX Swiss Exchange (the SIX), any 2024 financial or operation guidance provided and other information and statements that are not historical fact. These forward-looking statements are subject to certain risks and uncertainties, some of which are beyond our control, that could cause actual results to differ materially from those expressed or implied by these statements. Such risks and uncertainties include the risk that we do not receive shareholder approval for the Spin Transaction and/or related matters, our ability to satisfy the other conditions to the Spin Transaction on the expected timeframe or at all, the approval of the shares of Sunrise for listing on the SIX and the development of a trading market for them, the Liberty Global Board of Directors’ discretion to decide not to complete the Spin Transaction for any reason, our ability to realize the expected benefits from the Spin Transaction, unanticipated difficulties or costs in connection with the Spin Transaction, Sunrise’s ability to successfully operate as an independent public company and maintain its relationships with material counterparties after the Spin Transaction and other factors detailed from time to time in our filings with the Securities and Exchange Commission, including our most recently filed annual report on Form 10-K, as it may be supplemented from time to time by our quarterly reports and other subsequent filings.

These forward-looking statements speak only as of the date hereof. We expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. You are cautioned not to place undue reliance on any forward-looking statement.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Exhibit Name

99.1*	Press release dated February 16, 2024

99.2*	Earnings Call Presentation Excerpt

99.3*	Earnings Call Transcript Excerpt

99.4*	Employee Email Excerpt and Graphics

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL LTD

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: February 16, 2024